Note 5 - Commitments and Contingencies	3 Months Ended
Mar. 31, 2012
Business Combination Disclosure [Text Block]
Note 5 – Commitments and Contingencies

Operating Leases

Operating Leases

The Company leases its office facilities in Marietta, Georgia. The term of the lease is 66 months with escalating lease payments beginning at $2,163 per month. At March 31, 2012, future minimum lease payments under the lease are as follows:

2012	$19,467
2013	26,735
2014	27,550
2015	28,366
2016	29,219
2017	15,054
$146,391

Rent expense was $6,905 and $16,244 for the three months ended March 31, 2012 and 2011, respectively.

Acquisition Liabilities

Pursuant to the Share Exchange Agreement with Rogue Paper, Inc., commencing six months from the Execution Date, both the Company and the holders of the Preferred Shares shall have the option to redeem any portion of such holders Preferred Shares for cash, at a price of sixty cents ($0.60) per share, or $1,075,000. Commencing twenty four (24) months from the Execution Date, holders of the remaining forty-nine percent (49%) of Rogue Paper Common Shares, have the option to have such shares redeemed by the Company for cash, at a price of $0.03 per share, or $29,973.

License Agreement

On October 5, 2011, the Company entered into a license with BBGN&K LLC (“BBGN&K”) for the rights to use certain patented technologies of which BBGN&K owns the patents. The license agreement calls for royalty payments beginning in 2012 of 8% of EarthSearch’s revenues to be paid quarterly (see Note 3 – Related Parties).